SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 May 15, 2003
                       _________________________________
                       (Date of earliest event reported)

                          GENELABS TECHNOLOGIES, INC.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

     California                       0-19222                     94-3010150
________________________________________________________________________________
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                             Identification No.)


              505 Penobscot Drive, Redwood City, California 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 369-9500
             ____________________________________________________
             (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 7.  EXHIBITS

         99.1 Press Release of Registrant, dated May 15, 2003, entitled "Genelabs Technologies, Inc. Reports 2003 First Quarter Financial Results."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On May 15, 2003, Genelabs Technologies, Inc., a California corporation ("Registrant"), announced its financial results for the fiscal quarter ended March 31, 2003.

         SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                             GENELABS TECHNOLOGIES, INC.


                                                 /s/ Matthew M. Loar
                                             By: ---------------------------
                                             Name:  Matthew M. Loar
                                             Title:   Chief Financial Officer
Date:  May 15, 2003

                                 EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

   99.1 Press Release of Registrant, dated May 15, 2003, entitled " Genelabs Technologies, Inc. Reports 2003 First Quarter Financial Results."

EXHIBIT 99.1 - PRESS RELEASE

                                                                  EXHIBIT 99.1

                      GENELABS TECHNOLOGIES, INC. REPORTS
                     2003 FIRST QUARTER FINANCIAL RESULTS

REDWOOD CITY, Calif. - May 15, 2003 - Genelabs Technologies, Inc.
(Nasdaq:GNLB) today reported revenues of $0.7 million and a net loss of $4.2 million, or $0.08 per share for the first quarter 2003. This compares to revenues of $1.0 million and a net loss of $3.6 million, or $0.07 per share for the first quarter 2002.

Total operating expenses were $4.9 million for the first quarter 2003 compared to $4.7 million for the first quarter 2002.

At March 31, 2003, Genelabs had $1.7 million in cash and short-term investments. After the end of the first quarter, on May 2, 2003, Genelabs completed the sale of 8.1 million shares of its common stock at a price of $1.00 per share for gross proceeds of $8.1 million. In connection with the sale, Genelabs also issued warrants to purchase an additional 2.43 million shares of Genelabs common stock at an exercise price of $1.50 per share.

About Genelabs
--------------
Genelabs Technologies, Inc. is a biopharmaceutical company pioneering the discovery and development of novel pharmaceutical products to improve human health. We have built drug discovery and clinical development capabilities that can support various research and development projects. We are concentrating our capabilities on three core programs: developing a late-stage product for lupus, discovering novel antimicrobial lead compounds, and discovering novel lead compounds that selectively inhibit replication of the hepatitis C virus (HCV). Through our drug discovery efforts we have synthesized numerous antimicrobial lead compounds, one of which has been selected for preclinical development, and are using high-throughput methods for the discovery of novel lead compounds for HCV. Our clinical development efforts are concentrated on Prestara(TM) (prasterone; Anastar(TM) in Europe) for systemic lupus erythematosus, for which we have received an approvable letter from the U.S. Food and Drug Administration and for which we have submitted a Marketing Authorization Application in Europe. For more information about Genelabs, please visit www.genelabs.com.

NOTE: This press release contains forward-looking statements including statements regarding our research programs and the development of Prestara for systemic lupus erythematosus. These forward-looking statements are based on Genelabs' current expectations and are subject to uncertainties and risks that could cause actual results to differ materially from the statements made. Uncertainties and risks include, without limitation, the company's capital requirements and history of operating losses; whether the results of the company's clinical trials of Prestara(TM) and other supporting information will be sufficient to support the approval of Prestara(TM) by the FDA, the European Agency for Evaluation of Medicinal Products and other regulatory authorities; delays regarding the regulatory approval process including the timing and scope of approval received, if any; uncertainties and risks regarding market acceptance of Prestara(TM) as a treatment for systemic lupus erythematosus (SLE or lupus); uncertainties and risks regarding the company's ability to consummate strategic or corporate partner transactions on favorable terms or at all; the early stage of Genelabs' research programs and uncertainties associated with the preclinical development of compounds, including whether a compound will advance to preclinical testing, clinical trials, or ultimately become a product, and the uncertainty of the timing of any of these; and the validity, scope and enforceability of patents related to the company's technologies. The active ingredient in Prestara(tm) is prasterone, the synthetic equivalent of the androgenic hormone dehydroepiandrosterone (DHEA). Products containing DHEA are currently being marketed by others as dietary supplements. The company has not submitted applications for regulatory review of Prestara(TM) outside the U.S. and Europe. In addition, neither U.S. nor other regulatory authorities have made a determination as to the safety or efficacy of Prestara(TM) for SLE. Please see the information appearing in the company's filings with the Securities and Exchange Commission, including the most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, under the captions "Risk Factors," "Business Risks" and "Forward-Looking Statements" for more discussion regarding these uncertainties and risks and others associated with the company's research programs, early stage of development and other risks which may affect the company or cause actual results to differ from those included in the forward-looking statements. Genelabs does not undertake any obligation to update these forward-looking statements or risks to reflect events or circumstances after the date of this release.


                                            GENELABS TECHNOLOGIES, INC.
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                                   (in thousands)

                                                                          March 31,                December 31,
                                                                             2003                      2002
                                                                     ------------------        -------------------
                                                                         (Unaudited)
                                                     ASSETS
Cash, cash equivalents and short-term investments:                         $ 1,664                    $ 6,570
Other current assets                                                           869                        929

Property and equipment, net                                                  1,220                      1,306
Long-term investments                                                          960                        960
                                                                     ------------------        -------------------

                                                                           $ 4,713                    $ 9,765
                                                                     ==================        ===================

                                        LIABILITIES AND SHAREHOLDERS' EQUITY
Total liabilities                                                          $ 6,199                    $ 7,051
Shareholders' equity/(deficit)                                              (1,486)                     2,714
                                                                     ------------------        -------------------

                                                                           $ 4,713                    $ 9,765
                                                                     ==================        ===================


                                        GENELABS TECHNOLOGIES, INC.
                              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands, except per share amounts)
                                                (Unaudited)


                                                                        For the three months ended
                                                                                March 31,
                                                               ---------------------------------------------
                                                                      2003                      2002
                                                               -------------------       -------------------
Contract revenue                                                      $      727           $         1,031
                                                               -------------------       -------------------
Operating expenses:
         Research and development                                          3,557                     3,380
         General and administrative                                        1,391                     1,366
                                                               -------------------       -------------------
              Total operating expenses
                                                                           4,948                     4,746
                                                               -------------------       -------------------

Operating loss                                                            (4,221)                   (3,715)
Interest income                                                               21                        72
                                                               -------------------       -------------------
Loss from continuing operations                                           (4,200)                   (3,643)

Income from discontinued operations
          of diagnostics subsidiary                                            -                        76
                                                               -------------------       -------------------

Net loss                                                              $   (4,200)          $        (3,567)
                                                               ===================       ===================

Loss per share from continuing operations                             $    (0.08)          $         (0.07)
                                                               ===================       ===================

Net loss per share                                                    $    (0.08)          $         (0.07)
                                                               ===================       ===================

 Weighted average shares outstanding                                      53,393                    49,848
                                                               ===================       ===================
